Exhibit 99.2

1 Fourth Quarter and Full Year 2014 Results Investor Conference Call February 27, 2015 Quaker Chemical Corporation

Regulation G The attached charts include C ompany information that does not conform to generally accepted accounting principles ( “GAAP”). Management believes that an analysis of this data is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and allows investors to better evaluate the financial results of the Company. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consis tent with similar measures provided by other companies. This data should b e read in conjunction with the C ompany’s fourth quarter earnings news release dated February 26, 2015, which has been furnished to the SEC on Form 8-K, and the Company’s Form 10-K for the year ended December 31, 2014, which has been filed with the SEC. Forward-Looking Statements This presentation may contain forward -looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected in such statements. A major risk is that the Company’s demand is largely derived from the demand for its customers’ products, which subjects the Company to downturns in a customer’s business and unanticipated customer production shutdowns. Other major risks and uncertainties include, but are not limited to, significant increases in raw material costs, customer financial stability, worldwide economic and political conditions, foreign currency fluctuations, future terrorist attacks and other acts of violence. Other factors could also adversely affect us. Therefore, we caution you not to place undue reliance on our forward -looking statements. This discussion is provided as permitted by the Private Securities Litigation Reform Act of 1995. Risks and Uncertainties Statement

Speakers Chart #1 Michael F. Barry Chairman of the Board, Chief Executive Officer & President Margaret M. Loebl Vice President, Chief Financial Officer & Treasurer Robert T. Traub General Counsel

Fourth Quarter 2014 Headlines ▪ Strong quarterly revenue growth of 5%, despite 4% of foreign exchange headwinds ▪ Strong operating income drives 13% adjusted EBITDA increase in the quarter ▪ Purchase of Binol AB contributes to record year of acquisition activity Chart #2

Chairman Comments Fourth Quarter and Full Year 2014 ▪ Fourth Quarter / Full Year 2014 x Strong Volumes Drive Sales Growth in Quarter and Year x Acquisitions Offset Foreign Exchange Headwinds x Continue to Maintain Stable Quarterly and Annual Margins x Record Revenue, Operating Income and Adjusted EBITDA in 2014 x Effective Business Model & Competitive Position ▪ 2015 Outlook x Uncertain Economic Conditions Within Quaker’s Global Footprint x Further Foreign Exchange Headwinds From Strengthening U.S. Dollar x Anticipate Growth From Leveraging Past and Future Acquisitions “Overall, I continue to remain confident in our future and expect 2015 to be another good year for Quaker, as we strive to increase revenue, operating income and adjusted EBITDA for the sixth consecutive year .” -- Michael F. Barry, Chairman, CEO & President Chart #3

Chief Financial Officer --Highlights 1) Volume Drives 5% Increase in Net Sales for Quarter and Year 2) Stable Margins Drive Strong Operating Results in Quarter and Year 3) Adjusted EBITDA up 13% in Quarter & Approximated $100 Million in Year 4) Non-GAAP EPS up 11% for Year; While Up Only Slightly From Prior Year; With Comparison Impacted by Foreign Exchange & Tax Rate 5) Solid Cash Flow Generation in Quarter and Year 6) Continued Strength in Balance Sheet for Future Acquisitions Chart #4 Fourth Quarter 2014 and Full Year 2014

Product Volume by Quarter

Thousand Kilograms



60,000
55,000
50,000
45,000
40,000
35,000
30,000
25,000
4Q08 YTD Avg.
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14

Chart #5

Financial Snapshot Q4 2014 Q4 2013 YTD 2014 YTD 2013 Net Sales ($Mils.) 194.0 184.3 765.9 729.4 Gross Margin (%) 35.9 35.4 35.7 35.8 Operating Margin (%) 8.5 8.3 10.1 9.8 Net Income attributable to Quaker Chemical Corporation ($Mils.) 12.6 14.1 56.5 56.3 Adjusted EBITDA ($Mils.) –Trailing Twelve Months 99.8 89.6 -- -- Adjusted EBITDA Margin (%) 13.0 12.3 -- -- Earnings Per Diluted Share 0.95 1.07 4.26 4.27 Non-GAAP Earnings Per Diluted Share 1.00 0.98 4.26 3.84 Debt ($Mils.) 75.7 18.7 -- -- Equity ($Mils.) 365.1 344.7 -- -- Net Operating Cash Flow ($Mils.) 16.7 21.8 54.7 73.8 Chart #6

Gross Margin Percentage 28.0% 34.7% 35.4% 32.6% 33.7% 35.8% 35.7% 20.0% 25.0% 30.0% 35.0% 40.0% 2008 2009 2010 2011 2012 2013 2014 Gross Margin Percentage 35.4% 35.8% 35.7% 35.4% 35.9% 20.0% 25.0% 30.0% 35.0% 40.0% Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Gross Margin Percentage Chart #7

Adjusted EBITDA Baseline Historical Performance $40.1 $66.8 $73.0 $80.9 $89.6 $99.8 $44.2 9.8% 12.3% 10.7% 11.4% 12.3% 13.0% 6.9% 2008 2009 2010 2011 2012 2013 2014 Adjusted EBITDA ($ Mils.) Adjusted EBITDA Margin (%) 2008 –2014 CAGR: 16.4% +610 Margin bps Chart #8

Balance Sheet Net Cash / (Debt) -$100 -$80 -$60 -$40 -$20 $0 $20 $40 $60 $80 2008 2009 2010 2011 2012 2013 2014 $ Millions Cash ST/LT Debt Net Debt Chart #9

APPENDIX

Non-GAAP Earnings Per Diluted Share Reconciliation Chart #10 Q4 2014 Q4 2013 YTD 2014 YTD 2013 GAAP Earnings Per Diluted Share 0.95$ 1.07$ 4.26$ 4.27$ U.K. pension plan amendment per diluted share -$ -$ 0.05$ -$ Customer bankruptcy costs per diluted share 0.03$ -$ 0.05$ -$ Mineral oil excise tax refund per diluted share -$ -$ -$ (0.14)$ Change in acquisition-related earnout liability per diluted share -$ (0.06)$ -$ (0.03)$ Cost streamlining initiatives per diluted share 0.04$ 0.01$ 0.06$ 0.08$ Currency conversion impacts of the Venezuelan Bolivar Fuerte per diluted share -$ -$ 0.02$ 0.03$ Non-income tax contingency charge per diluted share -$ 0.04$ -$ 0.04$ Equity income in a captive insurance company per diluted share (0.02)$ (0.08)$ (0.18)$ (0.41)$ Non-GAAP Earnings Per Diluted Share 1.00$ 0.98$ 4.26$ 3.84$

Adjusted EBITDA Reconciliation Chart #11 2008 2009 2010 2011 2012 2013 2014 Net income 9,833 16,058 32,120 45,892 47,405 56,339 56,492 Depreciation 10,879 9,525 9,867 11,455 12,252 12,339 12,306 Amortization 1,177 1,078 988 2,338 3,106 3,445 4,325 Interest expense 5,509 5,533 5,225 4,666 4,283 2,922 2,371 Taxes on income 4,977 7,065 12,616 14,256 15,575 20,489 23,539 Restructuring and related activities 2,916 2,289 - - - - - Non-income tax contingency charge - - 4,132 - - 796 - Equity affiliate out of period charge - - 564 - - - - Mineral oil excise tax refund - - - - - (2,540) - Transition costs related to key employees 3,505 2,443 1,317 - 609 - - Non-cash gain from the purchase of an equity affiliate - - - (2,718) - - - Change in acquisition-related earnout liability - - - (595) (1,737) (497) - Equity loss (income) from a captive insurance company 1,299 162 (313) (2,323) (1,812) (5,451) (2,412) Currency conversion impacts of the Venezuelan Bolivar - - 322 - - 357 321 Customer Bankruptcies - - - - 1,254 - 825 Cost streamlining initiatives - - - - - 1,419 1,166 U.K. pension plan amendment - - - - - - 902 Adjusted EBITDA 40,095 44,153 66,838 72,971 80,935 89,618 99,835 Adjusted EBITDA Margin 6.9% 9.8% 12.3% 10.7% 11.4% 12.3% 13.0%